Supplement dated August 16, 2019 to the Prospectus dated May 1, 2019, for the Pacific Choice Variable Annuity contract issued by Pacific Life Insurance Company

The purpose of this supplement is to inform you of two new optional living benefit riders that will be offered starting September 9, 2019, subject to availability. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2019, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein.  “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting Pacific Life at (800) 722-4448, or online at www.PacificLife.com. Please retain it for future reference.

The OVERVIEW section is amended as follows:

The Optional Living Benefit Riders — Guaranteed Minimum Accumulation Benefit subsection is amended to include the following:

Guaranteed Minimum Accumulation Benefit

•    Protected Investment Benefit (5 Year Option)

•    Protected Investment Benefit (10 Year Option)

The guaranteed minimum accumulation benefit riders focus on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of the applicable term, we will make up the difference by making a one-time addition to your Contract Value. See the OTHER OPTIONAL RIDERS section in the supplement for the Investment Allocation Requirement associated with these Riders.

Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

The Optional Living Benefit Riders — Additional Information Applicable to Living Benefit Riders subsection is amended to include the following:

For the Protected Investment Benefit (5 Year Option or 10 Year Option), you may purchase one of the Riders on the Contract Date or within 60 calendar days after the Contract Date. If you purchase within 60 calendar days after the Contract Date, the Rider Effective Date will be that Contract Date. Your election to purchase must be received In Proper Form.

The Fees and Expenses — Optional Rider Annual Expenses subsection is amended to include the following:

Maximum Charge Percentage
Guaranteed Minimum Accumulation Benefit (as a percentage of the Charge Base)

Protected Investment Benefit (5 Year Option) Charge*	2.50%

Protected Investment Benefit (10 Year Option) Charge*	2.50%

* If you buy the Protected Investment Benefit rider, the annual charge is deducted from your Contract Value on a quarterly basis. The quarterly charge is the charge percentage in effect for you (divided by 4) multiplied by the Charge Base (total Purchase Payments received in the first Contract Year, adjusted for withdrawals on a pro rata basis). The quarterly amount deducted may increase or decrease due to changes in your Charge Base. Your Charge Base may increase due to additional Purchase Payments made in the first year of a Term or decrease due to withdrawals. We deduct the charge proportionately from your Variable Investment Options every quarter following the Rider Effective Date, during the term of the Rider and while the Rider is in effect, and when the Rider is terminated. The charge may be waived under certain circumstances. See CHARGES, FEES AND DEDUCTIONS — Optional Rider Charges below.

The Examples subsection is replaced with the following:

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. The maximum amounts reflected below include the maximum periodic Contract expenses, Contract Transaction Expenses, Separate Account annual expenses and the Portfolio with the highest fees and expenses for the year ended December 31, 2018. The maximum amounts also include the combination of optional Riders whose cumulative maximum charge expenses totaled more than any other optional Rider combination. The optional Riders included are Stepped-Up Death Benefit II, Earnings Enhancement Death Benefit, Enhanced Income Select (Joint), and Protected Investment Benefit (10 Year Option). The minimum amounts reflected below include the minimum periodic Contract expenses, Separate Account annual expenses and the Portfolio with the lowest fees and expenses for the year ended December 31, 2018. The minimum amounts do not include any optional Riders.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Purchase Payment has a 5% return each year and assumes the maximum and minimum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your maximum and minimum costs would be:

•        If you surrendered your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$1,727	$3,738	$5,444	$9,576
Minimum	$831	$1,156	$1,320	$2,231
3 Year Option
Maximum	$1,756	$3,635	$5,287	$9,728
Minimum	$861	$1,068	$1,205	$2,550
0 Year Option
Maximum	$1,136	$3,301	$5,325	$9,778
Minimum	$241	$738	$1,256	$2,654

•        If you annuitized your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$1,727	$3,198	$5,174	$9,576
Minimum	$831	$616	$1,050	$2,231
3 Year Option
Maximum	$1,756	$3,275	$5,287	$9,728
Minimum	$861	$708	$1,205	$2,550
0 Year Option
Maximum	$1,136	$3,301	$5,325	$9,778
Minimum	$241	$738	$1,256	$2,654

•        If you did not surrender, annuitize, but left your money in your Contract:

	1 Year	3 Years	5 Years	10 Years
5 Year Option
Maximum	$1,097	$3,198	$5,174	$9,576
Minimum	$201	$616	$1,050	$2,231
3 Year Option
Maximum	$1,126	$3,275	$5,287	$9,728
Minimum	$231	$708	$1,205	$2,550
0 Year Option
Maximum	$1,136	$3,301	$5,325	$9,778
Minimum	$241	$738	$1,256	$2,654

In calculating the examples above, we used the maximum and minimum total operating expenses of all the Portfolios as shown in the Fees And Expenses section of each Fund Prospectus. For more information on Contract fees and expenses, see CHARGES, FEES AND DEDUCTIONS in the Prospectus, and see each Fund Prospectus. See the FINANCIAL HIGHLIGHTS (Condensed Financial Information) appendix in the Prospectus for condensed financial information about the Subaccounts.

The CHARGES, FEES, AND DEDUCTIONS section is amended as follows:

The Optional Rider Charges subsection is amended to include the following:

The following disclosure applies to the Protected Investment Benefit (5 Year Option and 10 Year Option) Riders.

If you purchase an optional rider listed in the table below, we will deduct an annual charge from your Variable Investment Options on a proportionate basis. Deductions against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract.

The charge is deducted every 3 months following the Rider Effective Date (“Quarterly Rider Anniversary”). The Rider charge will be deducted while the Rider remains in effect and when the Rider terminates. The charge is deducted in arrears each Quarterly Rider Anniversary. Once the Rider is issued, your annual charge will not change as long as you own the Rider.

As provided below, if your Rider terminates on a Quarterly Rider Anniversary, the entire charge for the prior quarter will be deducted on that anniversary. If the Rider terminates prior to a Quarterly Rider Anniversary for reasons other than when a death benefit becomes payable under the Contract, a prorated charge will be deducted on the earlier of the day the Contract terminates or on the Quarterly Rider Anniversary immediately following the day your Rider terminates. The charge will be determined as of the day your Rider terminates.

If your Rider terminates when the death benefit becomes payable under the Contract, any annual charge deducted between the date of death and the Notice Date will be prorated as applicable to the date of death and added to the Contract Value on the Notice Date.

If you make a full withdrawal of the amount available for withdrawal during a Contract Year, we will deduct the charge from the final payment made to you.

We will waive the charge for the quarter in which full annuitization of the Contract occurs and the annual charge will no longer be deducted.

Annual Charge Percentage Table

Optional Rider	Current Annual Charge Percentage	Maximum Annual Charge Percentage Under the Rider	To determine the amount to be deducted, the Annual Charge Percentage is multiplied by the:	The Charge is deducted on each:
Protected Investment Benefit (5 Year Option)	0.85%	2.50%	Charge Base(1)	Quarterly Rider Anniversary
Protected Investment Benefit (10 Year Option)	0.95%	2.50%	Charge Base(1)	Quarterly Rider Anniversary

(1)   The Charge Base is the Contract Value at the start of a Term, plus any subsequent Purchase Payments received during the first year of a Term, less an adjustment for withdrawals (on a pro rata basis) made during the Term. The Contract Value on the Contract Date is equal to the initial Purchase Payment. See the Sample Calculations section in each Rider for numerical examples of how the Charge Base changes.

The OTHER OPTIONAL RIDERS section is amended as follows:

The Optional Living Benefit Riders — Guaranteed Minimum Accumulation Benefit subsection is amended to include the following:

Guaranteed Minimum Accumulation Benefit

•    Protected Investment Benefit (5 Year Option)

•    Protected Investment Benefit (10 Year Option)

The guaranteed minimum accumulation benefit riders focus on providing principal protection, if certain conditions are met. If your Contract Value is less than the protected amount at the end of the applicable term, we will make up the difference by making a one-time addition to your Contract Value.

Only one guaranteed minimum accumulation benefit rider may be owned or in effect at the same time.

Below is a comparison of some of the guaranteed minimum accumulation benefit rider features. Working with your financial professional, see the individual rider descriptions for complete information about each optional rider and its features and benefits.

	Protected Investment Benefit (5 Year Option)	Protected Investment Benefit (10 Year Option)	Guaranteed Protection Advantage 3 Select
Purchase	At Contract issue (or within 60 calendar days of the Contract issue date).	At Contract issue (or within 60 calendar days of the Contract issue date).	At Contract issue or on any Contract Anniversary.
Investment Option Limitations	Yes — Contract Value must be allocated according to the Investment Allocation Requirements described in the Prospectus and as described below.	Yes — Contract Value must be allocated according to the Investment Allocation Requirements described in the Prospectus and as described below.	Yes — Contract Value must be allocated according to the Investment Allocation Requirements described in the Prospectus.
Maximum Issue Age	85	85	85
Protected Amount	90% of Purchase Payments made during the first year of a Term, adjusted for withdrawals on a pro rata basis.	105% of Purchase Payments made during the first year of a Term, adjusted for withdrawals on a pro rata basis.

If purchased at Contract issue, 100% of Purchase Payments made during the first year of a Term, adjusted for withdrawals on a pro rata basis.
If purchased on a Contract Anniversary, the Contract Value as of that Contract Anniversary plus additional Purchase Payments made during the first year of a Term, adjusted for withdrawals on a pro rata basis.

Step-Ups	No	No	Yes
Additional Amount

At the end of the Term, if the Contract Value is less than the Protected Amount, we will make up the difference between the Contract Value and the Protected Amount by making a one-time addition to the Contract Value.

At the end of the Term, if the Contract Value is less than the Protected Amount, we will make up the difference between the Contract Value and the Protected Amount by making a one-time addition to the Contract Value.

At the end of the Term, if the Contract Value is less than the Guaranteed Protection Amount, we will make up the difference between the Contract Value and the Guaranteed Protection Amount by making a one-time addition to the Contract Value.

The General Information — Investment Allocation Requirements subsection is amended to include the following:

The following investment options will be available as Allowable Investment Options for the Protected Investment Benefit (5 Year Option or 10 Year Option):

American Funds IS Asset Allocation Fund	MFS Total Return Series
American Funds IS Managed Risk Asset Allocation Fund	Pacific Dynamix — Conservative Growth Portfolio
BlackRock Global Allocation V.I. Fund	Pacific Dynamix — Growth Portfolio
PSF DFA Balanced Allocation Portfolio	Pacific Dynamix — Moderate Growth Portfolio
Fidelity® VIP FundsManager 60% Portfolio	Portfolio Optimization Growth Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio	Portfolio Optimization Conservative Portfolio
Franklin Allocation VIP Fund	Portfolio Optimization Moderate-Conservative Portfolio
Invesco V.I. Balanced-Risk Allocation Fund	Portfolio Optimization Moderate Portfolio
Janus Henderson Balanced Portfolio	State Street Total Return V.I.S. Fund

For complete information on the investment restrictions of the Protected Investment Benefit Riders (5 Year and 10 Year), see the OPTIONAL LIVING BENEFIT RIDERS - Investment Allocation Requirements subsection in your Prospectus.

The following new Riders are added:

Protected Investment Benefit (5 Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date, or within 60 calendar days of the Contract Date, provided that on the Rider Effective Date:

•    the age of any Owner and Annuitant on the date of purchase is 85 years or younger, and

•    the Rider Effective Date is at least 5 years before your selected Annuity Date, and

•    you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 5-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Protected Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Amount. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce the benefit provided by this Rider. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)         is 90% of the Contract Value at the start of the Term,

(b)         is 90% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)          is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Amount but will increase the Contract Value.

If, on the last day of the Term, the Contract is annuitized, a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Amount.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract or Rider as planned by you and your financial professional.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, if earlier on:

•    the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

•    the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

•    when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•    the date the Contract is terminated according to the provisions of the Contract,

•    the day a requested loan is processed,

•    the date a full surrender is made under the Contract, or

•    the Annuity Date.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns or losses nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•    Initial Purchase Payment = $100,000

•    Rider Effective Date = Contract Date

•    A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

•    A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Amount	Charge Base	Amount Added to the Contract Value
1	$100,000		$100,000	$90,000	$100,000
Activity	$20,000		$127,000	$108,000	$120,000
2			$127,000	$108,000	$120,000
3			$63,500	$108,000	$120,000
Activity	$10,000		$77,945	$108,000	$120,000
4			$77,945	$108,000	$120,000
Activity		$10,000	$73,401	$95,051	$105,612
5			$73,401	$95,051	$105,612
Values at End of 5th Year			$78,539	$95,051	$105,612
Value after Protected Amount Applied			$95,051	$0		$16,551

The Protected Amount is equal to (a) + (b) – (c) as indicated below:

(a)         is 90% of the Contract Value at the start of the Term,

(b)         is 90% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)          is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Charge Base is equal to (a) + (b) – (c) as indicated below:

(a)         the Contract Value at the start of the Term,

(b)         the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)          is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Charge Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

•    Protected Amount = 90% of Initial Purchase Payment = 90% x $100,000 ($90,000 + 0 – 0 = $90,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Amount will be increased by $18,000 (90% of the $20,000 Purchase Payment) to $108,000. ($90,000 + $18,000 – 0 = $108,000). In addition, the Charge Base will increase by $20,000 to $120,000 ($100,000 + $20,000 = $120,000).

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Amount because it was not made during the first Contract Year (or first year of the 5-Year Term). In addition, this Purchase Payment will not increase the Charge Base because it was not made during the first Contract Year (or first year of the 5-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Amount and the Charge Base on a pro rata basis and will result in a new Protected Amount and Charge Base.

For the Protected Amount, the pro rata adjustment is $12,949 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Amount prior to the withdrawal ($108,000 x 0.1199 = $12,949). The new Protected Amount (a) + (b) – (c) = $95,051 ($108,000 + 0 – $12,949 = $95,051).

For the Charge Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Charge Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Charge Base is $105,612 ($120,000 – $14,388 = $105,612).

At the end of Contract Year 5 (end of the 5-Year Term) the Contract Value ($78,539) is less than the Protected Amount ($95,051). Therefore, $16,511 ($95,051 – $78,539 = $16,511) is added to the Contract Value and the Rider terminates.

Protected Investment Benefit (10 Year Option)

(This Rider is called the Guaranteed Minimum Accumulation Benefit in the Contract’s Rider.)

Purchasing the Rider

You must obtain our approval before making an initial or additional Purchase Payment that will bring your total Purchase Payments equal to $1,000,000 or greater.

You may purchase the optional Rider on the Contract Date, or within 60 calendar days of the Contract Date, provided that on the Rider Effective Date:

•    the age of any Owner and Annuitant on the date of purchase is 85 years or younger, and

•    the Rider Effective Date is at least 10 years before your selected Annuity Date, and

•    you allocate your entire Contract Value according to the Investment Allocation Requirements.

How the Rider Works

The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than the Protected Amount. The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Protected Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to your most recent allocation instructions. Additional Purchase Payments made after the first year of a Term will not be included in the Protected Amount. Any additional Purchase Payments made after the first year of a Term will increase the Contract Value and may reduce the benefit provided by this Rider. Please discuss the advisability of making additional Purchase Payments after the first year of a Term with your financial professional.

The Protected Amount is equal to (a) plus (b) minus (c) where:

(a)         is 105% of the Contract Value at the start of the Term,

(b)         is 105% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)          is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

For purposes of determining the Contract Value at the start of the Term, the Contract Value is equal to the initial Purchase Payment. Any subsequent Purchase Payments received after the first year of a Term are not included in the Protected Amount but will increase the Contract Value.

If, on the last day of the Term, the Contract is annuitized, a death benefit becomes payable under the Contract, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Rider before the payment of any annuity or death benefits, or full withdrawal. No additional amount will be made if the Contract Value on the last day of the Term is greater than or equal to the Protected Amount.

Subsequent Purchase Payments

We reserve the right to reject or restrict, at our discretion, any additional Purchase Payments. If we decide to no longer accept Purchase Payments, we will not accept subsequent Purchase Payments for your Contract or any other optional living benefit riders that you may own while this Rider remains in effect. If we limit additional Purchase Payments, you may not be able to continue to invest in your Contract or Rider as planned by you and your financial professional.

Continuation of Rider if Surviving Spouse Continues Contract

This Rider terminates when a death benefit becomes payable under the Contract during the Term. If the surviving spouse continues the Contract, then the provisions of the Rider will continue until the end of the Term.

Termination

The Rider will automatically terminate at the end of the Term, or, earlier on:

•    the day any portion of the Contract Value is no longer allocated according to the Investment Allocation Requirements and no corrective action was taken, after written notice was provided, to comply with the requirements to continue the Rider,

•    the day we are notified of an ownership change of a Non-Qualified Contract (excluding ownership changes: to or from certain trusts, adding or removing the Owner’s spouse, or for Riders issued in California or Connecticut),

•    when a death benefit becomes payable under the Contract (except as provided under the Continuation of Rider if Surviving Spouse Continues Contract subsection),

•    the date the Contract is terminated according to the provisions of the Contract,

•    the day a requested loan is processed,

•    the date a full surrender is made under the Contract, or

•    the Annuity Date.

Sample Calculations

The examples provided are based on certain hypothetical assumptions and are for example purposes only. Where Contract Value is reflected, the examples do not assume any specific return percentage. They have been provided to assist in understanding the benefits provided by this Rider and to demonstrate how Purchase Payments and withdrawals made from the Contract Prior to the end of a Term effect the values and benefits under this Rider. There may be minor differences in the calculations due to rounding. These examples are not intended to serve as projections of future investment returns or losses nor are they a reflection of how your Contract will actually perform.

The values shown below are based on the following assumptions:

•    Initial Purchase Payment = $100,000

•    Rider Effective Date = Contract Date

•    A subsequent Purchase Payment of $20,000 is received in Contract Year 1 and $10,000 is received in Contract Year 3.

•    A withdrawal of $10,000 is taken during Contract Year 4.

Beginning of Contract Year	Purchase Payments Received	Withdrawal Amount	Contract Value	Protected Amount	Charge Base	Amount Added to the Contract Value
1	$100,000		$100,000	$105,000	$100,000
Activity	$20,000		$127,000	$126,000	$120,000
2			$127,000	$126,000	$120,000
3			$63,500	$126,000	$120,000
Activity	$10,000		$77,945	$126,000	$120,000
4			$77,945	$126,000	$120,000
Activity		$10,000	$73,401	$110,892	$105,612
5			$73,401	$110,892	$105,612
6			$78,539	$110,892	$105,612
7			$73,041	$110,892	$105,612
8			$67,929	$110,892	$105,612
9			$63,174	$110,892	$105,612
10			$58,751	$110,892	$105,612
Values at End of 10th Year			$54,639	$110,892	$105,612
Value after Protected Amount Applied			$110,892	$0		$56,253

The Protected Amount is equal to (a) + (b) – (c) as indicated below:

(a)         is 105% of the Contract Value at the start of the Term,

(b)         is 105% of the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)          is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Protected Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

The Charge Base is equal to (a) + (b) – (c) as indicated below:

(a)         the Contract Value at the start of the Term,

(b)         the amount of each subsequent Purchase Payment received during the first year of the Term, and

(c)          is a pro rata adjustment for withdrawals made from the Contract during the Term. The adjustment for each withdrawal is calculated by multiplying the Charge Base prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, premium taxes, and/or other taxes, to the Contract Value immediately prior to the withdrawal.

On the Rider Effective Date, the initial values are set as follows:

•    Protected Amount = 105% of Initial Purchase Payment = 105% x $100,000 ($105,000 + 0 – 0 = $105,000)

During Contract Year 1, an additional Purchase Payment of $20,000 was made. Since this Purchase Payment was made during the first Contract Year, the Protected Amount will be increased by $21,000 (105% of the $20,000 Purchase Payment)

to $126,000. ($105,000 + $21,000 – 0 = $126,000) In addition, the Charge Base will increase by $20,000 to $120,000 ($100,000 + $20,000 = $120,000).

During Contract Year 3, an additional Purchase Payment of $10,000 was made. However, this Purchase Payment will not increase the Protected Amount because it was not made during the first Contract Year (or first year of the 10-Year Term). In addition, this Purchase Payment will not increase the Charge Base because it was not made during the first Contract Year (or first year of the 10-Year Term). The Purchase Payment will increase the Contract Value.

During Contract Year 4, a withdrawal of $10,000 was made. This withdrawal will reduce the Protected Amount and the Charge Base on a pro rata basis and will result in a new Protected Amount and Charge Base.

For the Protected Amount, the pro rata adjustment is $15,108 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Protected Amount prior to the withdrawal ($126,000 x 0.1199 = $15,108). The new Protected Amount (a) + (b) – (c) = $110,892 ($126,000 + 0 – $15,108 = $110,892).

For the Charge Base, the pro rata adjustment is $14,388 and was determined by calculating the ratio of the withdrawal to the Contract Value immediately before the withdrawal ($10,000 / ($73,401 + $10,000) = 0.1199) multiplied by the Charge Base prior to the withdrawal ($120,000 x 0.1199 = $14,388). The new Charge Base is $105,612 ($120,000 – $14,388 = $105,612).

At the end of Contract Year 10 (end of the 10-Year Term) the Contract Value ($54,639) is less than the Protected Amount ($110,892). Therefore, $56,253 ($110,892 – $54,639 = $56,253) is added to the Contract Value and the Rider terminates.